EXHIBIT (10)G

Base Salaries for Named Executive Officers

On November 30, 2006, the Compensation Committee set the 2007 annual base salaries for the named executive officers of FNB Corporation, effective January 1, 2007.

A comparison of 2006 and 2007 base salaries for named executive officers follows.

Name                   Title                                  Base Salary
                                                            2006       2007

William P. Heath, Jr.  President and Chief Executive      $273,000   $286,650
                       Officer
Gregory W. Feldmann    Chief Operating Officer, Market    $170,000   $187,008
                       President (Roanoke Valley), and
                       Director of Wealth Management
Daniel A. Becker       Executive Vice President and       $151,720   $151,720
                       Chief Financial Officer
Duane E. Mink          Executive Vice President and       $140,400   $140,400
                       General Counsel
D.W. Shilling          Market President (Central          $135,200   $139,932
                       Virginia)